                                                                   EXHIBIT 10.19

                     PROMISSORY NOTE RESTRUCTURING AGREEMENT

         This Promissory Note Restructuring Agreement (this "Agreement") is made and entered into as of the 21st day of April 1999, by and between VSI Enterprises, Inc., a Delaware corporation (the "Company"), and Thomson Kernaghan & Co., Ltd. ("TKC"). The Company and TKC are sometimes each referred to herein as a "Party" and collectively, as the "Parties".

                                  WITNESSETH:

         WHEREAS, the Company is the "maker" of that certain promissory note, dated November 16, 1998, in the original principal amount of $900,000, and with TKC as "payee" (the "Note"); and

         WHEREAS, the Company is currently undertaking a capital restructuring, and TKC is willing to participate in such restructuring on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                  TERMS AND COVENANTS OF THE DEBT RESTRUCTURING

         1.1 Modification and Cancellation of Note. All interest on the Note shall cease to accrue as of the Closing Date (as defined in Article 2 below) and all penalties on the Note shall cease to accrue as of March 15, 1999. At the Closing (as defined below), the Note shall be canceled and TKC shall deliver the original Note to the Company.

         1.2 Payment of Cash. At the Closing, the Company shall pay to TKC $150,000 by wire transfer or other immediately available funds (the "Cash Payment").

         1.3 Issuance of Common Stock. At the Closing, the Company shall issue to TKC the number of shares (the "Shares") of common stock of the Company, par value $.00025 per share (the "Common Stock"), equal to the sum of $857,247.00 plus the accrued but unpaid interest on the Note from April 1, 1999 through the Closing Date (as defined below) divided by the average closing price of the Common Stock on the Nasdaq Small Capital Market, or if not traded on such Market, on any other market on which the Common Stock is then trading (the "Market"), for the ten (10) trading days immediately prior to the Closing Date; provided, however, that in no event shall the denominator in the above calculation be less than $.67 per share.

         1.4 Issuance of Warrants. At the Closing, the Company shall issue to TKC:

          (a) a warrant to purchase, at a price of $1.00 per share, the number of shares of Common Stock equal to the product of the unpaid principal and accrued but unpaid interest on the Note as of the Closing Date (less the $150,000 payment provided in Section 1.2 above) divided by $4.00, which warrant shall be substantially in the form of Exhibit A attached hereto (the "First Warrant").

         (b) a warrant to purchase, at a price of $1.50 per share, the number of shares of Common Stock equal to the product of the unpaid principal and accrued but unpaid interest on the Note as of the Closing Date (less the $150,000 payment provided in Section 1.2 above) divided by $12.00, which warrant shall be substantially in the form of Exhibit B attached hereto (the "Second Warrant").

The First Warrant and the Second Warrant are sometimes collectively referred to herein as the "Warrants".



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         1.5      Registration of Securities. On or prior to the Closing Date, the Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") with respect to the resale by TKC of the Shares and the shares of Common Stock underlying the Warrants (the "Underlying Shares")(the Shares and Underlying Shares are sometimes collectively referred to herein as the "Registrable Securities"). The Company shall cause the Registration Statement to become effective as soon as possible after the Closing Date (but in no event later than ninety (90) days following the Closing Date); provided, however, that such period may be delayed in order to receive necessary regulatory approval. If the Company fails to cause the Registration Statement to become effective within the period described in the preceding sentence (the "Registration Deadline"), and if after the Registration Deadline but prior to the Registration Statement becoming effective the closing price of the Common Stock on five (5) consecutive trading days on the Market is at least $1.25 per share, then TKC may, by written notice, require the Company to repurchase the Shares at a purchase price equal to the average closing price of the Common Stock for such five (5) day period. Any such repurchase shall be closed within thirty (30) days following the date of such written notice.

         1.6 Limits on Sale of Registrable Securities. Notwithstanding anything contained in Section 1.5, TKC hereby agrees that (i) for the period of one year following the Closing Date, TKC will not sell, assign, transfer or otherwise dispose of or hypothecate any of the Registrable Securities (the "Holding Period"); and (ii) following the expiration of the Holding Period, TKC will not sell more than ten percent (10%) of the Registrable Securities in any thirty (30) consecutive day period; provided, however, that commencing thirty
(30) days following the Closing Date, TKC may sell Registrable Securities up to such ten percent (10%) limit if, but only if,: (a) any such sale is at a price of at least $1.25 per share; and (b) the closing price of the Common Stock on each of the five (5) preceding trading days on the Market is at least $1.25 per share. TKC agrees that the certificates representing the Registrable Securities shall be legended in accordance with this Section 1.6.

         1.7 Release of Security Interests. At the Closing, TKC shall execute any and all documents necessary or desirable to release or terminate the security interests it holds in the Company's assets, including, but not limited to, the security interests set forth on Schedule 1.7 (the "Security Release Documents").

                                    ARTICLE 2
                         CLOSING; CONDITIONS TO CLOSING

         2.1 Closing. The closing of the transactions contemplated herein (the "Closing") will take place at the executive offices of the Company, at a time and date mutually agreeable to the Parties (the "Closing Date"); provided, however, that the Parties agree that this Agreement shall terminate and be of no further force or effect if the Closing does not occur on or prior to July 15, 1999.

         2.2 Conditions to Closing of TKC. Except as may be waived in writing by TKC, the obligations of TKC to consummate the transactions contemplated herein shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

         a.       The Company shall have delivered to TKC the following:

                  (i)      the Cash Payment;
                  (ii)     the Shares; and
                  (iii)    the Warrants.

         b. The President of the Company shall have delivered to TKC an Officer's Certificate certifying to TKC that:

                  (i) the representations and warranties of the Company contained in this Agreement and the other documents, agreements and instruments executed in connection with this Agreement (the "Transaction Documents") were true and correct in all material respects when initially made and are true and correct in all material respects as of the Closing Date; and



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                  (ii)     the Company has performed and complied in all
                           material respects with all covenants and conditions required by the Transaction Documents to be performed and complied with by the Company prior to the Closing Date.

         c. All authorizations, approvals, consents and waivers of any governmental authority or third party, each as required to permit the consummation of the transactions contemplated by the Transaction Documents, shall have been obtained and shall not have been terminated, suspended or withdrawn as of the Closing Date.

         d. The Company's Board of Directors and stockholders shall have approved an increase in the Company's authorized shares of Common Stock in order to consummate the transactions contemplated herein.

         e. The holders of at least $1 million in principal amount of the Company's Term Notes, dated October 1, 1998, shall have converted at least such dollar amount of the Term Notes into shares of Common Stock at a price no less than the issuance price of the Shares hereunder, and such shares of Common Stock so issued in such conversion shall be subject to limits on resale substantially identical to the limits set forth in Section 1.6 above.

         f. The Company shall have received and closed subscriptions for at least $1 million of newly-issued shares of Common Stock (the "New Shares"), which New Shares shall be subject to limits on resale substantially identical to the limits set forth in Section 1.6 above.

         g. No investigation, action, suit or proceeding shall be pending or threatened before any court or governmental body which seeks to restrain, prohibit or otherwise challenge or interfere with the consummation of the transactions contemplated herein.

         2.3 Conditions to Closing of the Company. Except as may be waived in writing by the Company, the obligations of the Company to consummate the transactions contemplated herein shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

         a.       TKC shall deliver to the Company

                  (i)      the Note marked "canceled"; and
                  (ii)     the executed Security Release Documents.

         b. An authorized officer or director of the TKC shall have delivered to the Company an Officer's Certificate certifying to the Company that:

                  (i) the representations and warranties of TKC contained in the Transaction Documents were true and correct in all material respects when initially made and are true and correct in all material respects as of the Closing Date; and

                  (ii) TKC has performed and complied in all material respects with all covenants and conditions required by the Transaction Documents to be performed and complied with by the TKC prior to the Closing Date.

         c. All authorizations, approvals, consents and waivers of any governmental authority or third party, each as required to permit the consummation of the transactions contemplated by this Agreement, shall have been obtained and shall not be terminated, suspended or withdrawn as of the Closing Date.

         d. The Company's Board of Directors and stockholders shall have approved an increase in the Company's authorized shares of Common Stock in order to consummate the transactions contemplated herein.

         e. No investigation, action, suit or proceeding shall be pending or threatened before any court or governmental body which seeks to restrain, prohibit or otherwise challenge or interfere with the consummation of the transactions contemplated herein.



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                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to TKC that the following are true and correct as of the date hereof and will be true and correct as of the Closing Date as if made on that date:

         3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is not barred or otherwise prevented from doing business in any jurisdiction where the failure to conduct such business would have a material adverse effect on the Company.

         3.2 Power. The Company and each of it subsidiaries have all required corporate power and authority to own their respective properties and to carry on their respective businesses as presently conducted. The Company has all required power and authority to execute and deliver the Transaction Documents and to carry out the transactions contemplated by the Transaction Documents.

         3.3 Authorization. All action on the part of the Company necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company and the performance of all of the Company's obligations thereunder have been taken. The Transaction Documents executed by the Company are valid and binding obligations of the Company enforceable according to their terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights or the relief of debtors, (b) laws and judicial decisions regarding indemnification for violations of federal securities laws, and (c) the availability of specific performance or other equitable remedies.

         3.4 Consents. Except as set forth on Schedule 3.4, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of the Transaction Documents on the part of the Company.

         3.5 Litigation. There is no litigation, arbitration or governmental proceeding or investigation pending or, to the knowledge of the Company threatened in writing against the Company which conflicts with the rights of the Company hereunder or the performance of the Company's obligations hereunder or have a material adverse effect on the Company's financial position. The Company is not subject to any judgment, order or decree which may prevent the Company from conducting its business. The Company is not a party to any litigation, arbitration, proceeding or investigation pending, or to the knowledge of the Company threatened, involving any federal, state or local government or agency which would conflict with, or in any way impact, the Company's ability to perform its duties hereunder, or have a material adverse effect on the Company's financial position.

         3.6 Financial Statements. The consolidated balance sheets and the related statements of income, stockholders' equity and cash flow (including the notes related thereto) of the Company and its consolidated subsidiaries included in the forms, documents and reports filed by the Company with the SEC complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (except as otherwise noted therein) and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of their respective dates, and the results of their operations and their cash flow for the periods presented therein.

         3.7 Exchange Act. The Company has furnished or made available to TKC a true and complete copy of its Form 10-K for the fiscal year ended December 31, 1998, and any other document dated on or after the date of such Form 10-K which the Company filed under the Securities Exchange Act of 1934, as amended, with the SEC.



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                                    ARTICLE 4
                             REPRESENTATIONS OF TKC

         TKC represents and warrants to the Company that the following are true as of the date hereof and will be true and correct through the Closing Date as if made on that date:

         4.1 Organization. TKC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. TKC is not barred or otherwise prevented from doing business in any jurisdiction where the failure to conduct such business would have a material adverse effect on TKC.

         4.2 Power. TKC has all required corporate power and authority to own its properties and to carry on its business as presently conducted. TKC has all required power and authority to execute and deliver the Transaction Documents and to carry out the transactions contemplated by the Transaction Documents.

         4.3 Authorization. All action on the part of TKC necessary for the authorization, execution, delivery and performance of the Transaction Documents by TKC and the performance of all of TKC's obligations thereunder have been taken. The Transaction Documents executed by TKC are valid and binding obligations of TKC enforceable according to their terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights or the relief of debtors, (b) laws and judicial decisions regarding indemnification for violations of federal securities laws, and (c) the availability of specific performance or other equitable remedies.

         4.4 Status of TKC. TKC is knowledgeable and experienced in making venture capital investments, is able to bear the economic risk of loss of its investment in the Company. TKC is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). TKC is acting on its own behalf in connection with the investigation and examination of the Company and its decision to execute these documents.

         4.5 Shares Purchased for Investment. TKC agrees that the Shares, the Warrants and the Underlying Shares (collectively, the "Securities") shall be acquired solely for TKC's own account and not as a nominee or agent for any other person, for investment, and not with a view to, or for offer or resale in connection with, any distribution thereof within the meaning of the Securities Act or other applicable securities laws. TKC understands that if any Securities have not been registered under the Securities Act or under any applicable blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws"), TKC cannot offer for sale, sell, pledge, transfer or otherwise dispose of such Securities unless such Securities have been registered under the Securities Act and under any applicable blue sky laws, or unless an exemption from such registration is available with respect to any such proposed offer, sale, pledge, transfer or other disposition. TKC agrees that a restrictive legend addressing the foregoing restrictions on transfer may be placed on certificates representing any Securities so acquired and that transfer of such Securities may be refused by the Company or its transfer agent, if any, if in the opinion of counsel to the Company any proposed sale or other disposition thereof by TKC would not be in compliance with the Securities Act or any other applicable federal securities laws or blue sky laws.

         4.6 Litigation. There is no litigation, arbitration or governmental proceeding or investigation pending or, to the knowledge of TKC, threatened in writing against TKC, which conflicts with the rights of the Company hereunder or the performance of TKC's obligations hereunder or have a material adverse effect on TKC's financial position. TKC is not subject to any judgment, order or decree which may prevent TKC from conducting its business. TKC is not a party to any litigation, arbitration, proceeding or investigation pending, or to the knowledge of TKC threatened, involving any federal, state or local government or agency which would conflict with, or in any way impact, TKC's ability to perform its duties hereunder, or have a material adverse effect on TKC's financial position.

         4.7 Consents. No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of the Transaction Documents on the part of TKC.



                                      -17-
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                                    ARTICLE 5
                              POST-CLOSING MATTERS

         5.1 Participation Rights. The Company hereby grants to TKC the right, but not the obligation, to purchase additional shares of Common Stock on the same terms and conditions as the issuance of New Shares in the offering described in Section 2.2(f) above (including, without limitation, the consideration paid and the timing of the closing); provided, however, that such right of participation shall be limited to the number of New Shares purchased by investors in such offering.

         5.2 Assistance in Transfers. The Company agrees that once TKC is eligible to sell Shares and Underlying Shares pursuant to Rule 144 or an effective Registration Statement, and so long as TKC is in compliance with its obligations under Section 1.6 above, if TKC sells any such Shares or Underlying Shares in the public market, then the Company will use all reasonable commercial efforts to cause such Shares and/or Underlying Shares to be transferred on the books of its transfer agent.

                                    ARTICLE 6
                                     GENERAL

         6.1 Amendments. This Agreement may not be amended, except in a written document signed by both the Parties.

         6.2 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

         6.3 Governing Law. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

         6.4 Notices and Demands. Any notice or demand which is permitted or required hereunder will be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) or one (1) day after sent by one-day overnight delivery providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested to the addresses listed on Schedule 6.4 attached hereto, or at any other address designated by either Party hereto to the other Party in writing.

         6.5 Severability. If any provision of this Agreement is held invalid or unenforceable under applicable law, such provision will be ineffective to the extent of such invalidity or unenforceability, and such provision will be modified to the extent necessary to make it valid and enforceable. Any such invalidity or unenforceability will not invalidate or make unenforceable the remainder of this Agreement.



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         6.6      Expenses. Each Party will bear its own fees for counsel and accountants and other expenses relating to the transactions contemplated herein (including any broker's or finder's fees); provided, however, that the Company shall reimburse TKC in an amount up to $5,000 for its reasonable attorney's fees and expenses.

         6.7 Publicity and Disclosures. The Parties agree that the Company may publicly announce the entering into of this Agreement by the Parties and the terms and conditions of this Agreement. TKC agrees not to purchase or sell any Common Stock until two (2) business days after a public announcement of the transaction contemplated herein has been made by the Company and TKC.

         6.8 Entire Agreement. This Agreement and the Schedules and Exhibits to this Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and understanding, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

         6.9 Assignment. Neither this Agreement nor any right or obligation created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto.

         6.10 Parties in Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, legal representatives, successors and assigns. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a Party any rights or remedies hereunder or thereunder.

         6.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be taken to be an original; but such counterparts will together constitute one document.

         The undersigned have executed this Agreement as of the date first written above.

                                    VSI ENTERPRISES, INC.

                                    By: /s/ Julia B. North
                                        President and Chief Executive Officer

                                    THOMSON KERNAGHAN &CO., LTD.

                                    By: /s/ Mark Valentine
                                    Title: Vice President


                                    EXHIBIT A

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK FOR WHICH IT IS EXERCISABLE, HAVE BEEN REGISTERED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, ANY APPLICABLE SECURITIES LAWS, OR OTHER APPLICABLE SECURITIES LAWS AND THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON EXEMPTIONS CONTAINED IN SUCH LAWS FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, PLEDGED OR DISPOSED OF IN ANY MANNER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS COVERING SUCH TRANSACTION OR, IN THE ABSENCE THEREOF, AN OPINION OF BUYER'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED AND ALL CONDITIONS NECESSARY FOR THE AVAILABILITY OF ANY EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS HAVE BEEN SATISFIED.

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                              VSI ENTERPRISES, INC.

                          $1.00 STOCK PURCHASE WARRANT

         This is to certify that, the Holder (as defined below) is entitled upon the due exercise hereof to purchase from VSI Enterprises, Inc. up to ______ shares (subject to adjustment as provided herein) of Common Stock (as defined below)of at a price per share as specified in Section 2 of this Warrant (subject to adjustment as provided herein) and to exercise the other rights, power and privileges hereinafter provided, all on the terms and subject to the conditions specified herein.

         SECTION 1. Certain Definitions. Unless the context otherwise requires, the following terms as used in this Warrant shall have the following meanings:

         "Affiliate" shall mean any partnership or corporation controlled by or under common control with the initial Holder.

         "Common Stock" shall mean the Company's common stock, par value $.00025 per share, or any stock into which such common stock shall have been changed or any stock resulting from reclassification of such common stock.

         "Company shall mean VSI Enterprises, Inc., a Delaware corporation, and its successors and assigns.

         "Exercise Date" has the meaning set forth in Section 3 hereof.

         "Exercise Price" shall mean the price specified in Section 2 hereof, as the same shall be adjusted from time to time pursuant to the provisions of this Warrant.

         "Expiration Date" shall mean [Insert the date five years after the Closing Date].

         "Fair Market Value" shall mean (i) the last sales price for a share of Common Stock as officially reported on the principal national securities exchange or domestic over-the-counter market on which the Common Stock is at the time listed or traded at the time of determination of such Fair Market Value or
(ii) if such Common Stock is not at such time listed on a national securities exchange or quoted in the domestic over-the-counter market, the fair market value as determined by the Board of Directors of the Company in good faith after review of all relevant factors.

         "Holder" or "Warrant Holder" shall mean Thomson Kernaghan & Co. Ltd., and its successors and registered assigns of this Warrant.

         "Warrant" means this Warrant dated as of ______, 1999, issued to Holder and all warrants issued upon the transfer or division of or in substitution for this Warrant.

         SECTION 2. Exercise Price. The Exercise Price shall be $1.00 per share of Common Stock. The Exercise Price shall be paid in cash or other immediately available funds.

         SECTION 3. Exercise. On or prior to the Expiration Date, this Warrant may be exercised by the Holder, as to all or less than all of the shares of Common Stock covered hereby, by surrender of this Warrant at the Company's principal office (for all purposes of this Warrant, 5801 Goshen Springs Road, Norcross, Georgia, 30071, U.S.A. or such other address as the Company may advise the registered Holder hereof by notice given by certified or registered mail) with the form of election to subscribe attached hereto as Exhibit A duly executed and upon tender of payment to the Company of the Exercise Price for the shares so purchased. Upon the date of such receipt by the Company (herein called the "Exercise Date"), this Warrant shall be deemed to have been exercised and the person exercising the same shall become a holder of record of shares of Common Stock (or of the other securities or property to which he or it is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the Holder or its transferee within a reasonable time (not exceeding 10 days) after this Warrant shall have been exercised as set forth hereinabove. In the event that this Warrant is exercised in part, the Company will execute and deliver a new Warrant of like tenor exerciseable for the number of shares for which this Warrant may then be exercised. If this Warrant is not exercised on or prior to the Expiration Date, this Warrant shall become void and all rights of the Holder hereunder shall cease.

         SECTION 4. Taxes. The Company shall pay all expenses in connection with, and all transfer taxes and other governmental charges that may be imposed with respect to, the issue or delivery of the shares of Common Stock covered hereby unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or the charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

         SECTION 5. Warrant Register. The Company shall at all times while any portion of this Warrant remains outstanding and exerciseable keep and maintain at its principal office a register (the "Warrant Register") in which the registration, transfer and exchange of this Warrant shall be recorded. The Warrant Register shall contain the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant. If at any time, the Company shall appoint an agent (the "Warrant Agent") to maintain such register, the Company shall promptly give notice by certified or registered mail to the registered Holder hereof of the name of such Warrant Agent and of the place or places at which this Warrant may be presented for transfer, exchange or exercise. The terms of the agreement between the Company and any Warrant Agent at any time in effect will be in conformity with the terms of this Warrant.

         SECTION 6. Transfer. The Company shall register the transfer of any Warrant upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the form of transfer authorization attached hereto as Exhibit B duly filled in and signed, to the Company at the office specified above. Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Warrant rights so transferred, shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Warrant rights not so transferred, if any, shall be issued to the then registered Holder thereof. The Holder understands that this Warrant has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and that the Warrant and the shares of Common Stock issuable upon exercise hereof may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of in the absence of an effective registration statement under the Securities Act, relating to such Warrant or shares; provided, however that this Warrant and the shares of Common Stock issuable upon exercise hereof may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of if the holder obtains a written opinion of counsel acceptable to the Company to the effect that the proposed sale, assignment, transfer, pledge or other encumbrance or disposition is exempt from registration under the Securities Act, and all other applicable securities laws. The Holder acknowledges and agrees that the shares of Common Stock issued upon the exercise of this Warrant will contain a legend to the above effect.

         SECTION 7. Exchange. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed, for new warrants of like tenor and date, in such denominations as the Holder shall designate at the time of surrender for exchange, provided that the total number of shares of Common Stock issuable upon the exercise of the Warrant shall not be changed as a result thereof.

         SECTION 8.  Covenants of the Company.

         (a) The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, free from preemptive rights, and free from all taxes, liens, encumbrances and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant.

         (b) As long as the Warrant remains outstanding, the Company shall maintain an office or agency (which may be the principal executive office of the Company) where the Warrant may be presented for exercise, registration of transfer, exchange, division or combination as provided in this Warrant.

         SECTION 9.  Adjustments for Stock Splits and Subdivisions.

         (a) In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price of this Warrant shall be appropriately decreased so that the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding shares.

         (b) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price for this Warrant shall be appropriately increased so that the number of shares of Common Stock issuable on exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

         SECTION 10. Holder's Rights. This Warrant shall not entitle the Holder to any rights of a stockholder of the Company, except that should the Company, during the period in which this Warrant is exerciseable, declare a dividend upon the Common Stock payable other than in cash out of earnings or surplus (computed in accordance with generally accepted accounting principles consistently applied) or other than in Common Stock or securities convertible into Common Stock, then, thereafter, the Warrant Holder, upon exercise of this Warrant, shall receive the number of shares of Common Stock purchasable upon such exercise and, in addition and without further payment, the cash, stock or other securities and/or other property which the Warrant Holder would have received by way of dividends (otherwise than in cash out of earnings or earned surplus or in Common Stock or securities convertible into Common Stock) and/or any other distributions in respect of the Common Stock as if, continuously since the date hereof, such Warrant Holder (a) had been the record holder of the number of shares of Common Stock then being purchased, and (b) had retained all such cash, stock and other securities (other than dividends in cash out of earnings or earned surplus or in Common Stock or securities convertible into Common Stock) and/or other property payable in respect of such Common Stock or in respect of any stock or securities paid as dividends and originating directly or indirectly from such Common Stock.

         SECTION 11. Notice of Adjustments. If there shall be any adjustment as provided in Section 9, the Company shall forthwith cause written notice thereof to be sent by facsimile, overnight or registered mail, postage prepaid, to the registered Holder of this Warrant at the address of such Holder shown on the books of the Company. At the request of Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

         SECTION 12. Cash in Lieu of Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of this Warrant if, by reason of any change made pursuant to Section 9 or 10 hereof, the Holder of this Warrant would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest for an amount in cash equal to the fair market value of such fractional interest, determined as of the Exercise Date.

         SECTION 13. Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor and representing the right to purchase the equivalent number of the remaining shares of Common Stock issuable upon exercise hereof, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, an indemnification also satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

         SECTION 14. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the current Exercise Price to be less than the par value per share of Common Stock.

         SECTION 15. No Impairment. The Company represents and warrants that there are no restrictions in the Company's Certificate of Incorporation or Bylaws which prevent it from satisfying its obligation to issue the shares of Common Stock issuable upon exercise of the Warrant. The Company shall not by any action including, without limitation, amending its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, to avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.

         SECTION 16. Applicable Law, Payments. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Delaware. All payments shall be in U.S. Dollars by immediately available funds.

         SECTION 17. Successors and Assigns This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder.

         SECTION 18. Headings. Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed under seal by its duly authorized officer this ___ day of ______, 1999.

                                    VSI ENTERPRISES, INC.



                                    By:  /s/ Julia B. North,
                                             President and
                                             Chief Executive Officer



EXHIBIT B

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK FOR WHICH IT IS EXERCISABLE, HAVE BEEN REGISTERED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, ANY APPLICABLE SECURITIES LAWS, OR OTHER APPLICABLE SECURITIES LAWS AND THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON EXEMPTIONS CONTAINED IN SUCH LAWS FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, PLEDGED OR DISPOSED OF IN ANY MANNER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS COVERING SUCH TRANSACTION OR, IN THE ABSENCE THEREOF, AN OPINION OF BUYER'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED AND ALL CONDITIONS NECESSARY FOR THE AVAILABILITY OF ANY EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS HAVE BEEN SATISFIED.


                              VSI ENTERPRISES, INC.

                          $1.50 STOCK PURCHASE WARRANT

         This is to certify that, the Holder (as defined below) is entitled upon the due exercise hereof to purchase from VSI Enterprises, Inc. up to ______ shares (subject to adjustment as provided herein) of Common Stock (as defined below)of at a price per share as specified in Section 2 of this Warrant (subject to adjustment as provided herein) and to exercise the other rights, power and privileges hereinafter provided, all on the terms and subject to the conditions specified herein.

         SECTION 1. Certain Definitions. Unless the context otherwise requires, the following terms as used in this Warrant shall have the following meanings:

         "Affiliate" shall mean any partnership or corporation controlled by or under common control with the initial Holder.

         "Common Stock" shall mean the Company's common stock, par value $.00025 per share, or any stock into which such common stock shall have been changed or any stock resulting from reclassification of such common stock.

         "Company shall mean VSI Enterprises, Inc., a Delaware corporation, and its successors and assigns.

         "Exercise Date" has the meaning set forth in Section 3 hereof.

         "Exercise Price" shall mean the price specified in Section 2 hereof, as the same shall be adjusted from time to time pursuant to the provisions of this Warrant.

         "Expiration Date" shall mean [Insert the date five years after the Closing Date].

         "Fair Market Value" shall mean (i) the last sales price for a share of Common Stock as officially reported on the principal national securities exchange or domestic over-the-counter market on which the Common Stock is at the time listed or traded at the time of determination of such Fair Market Value or
(ii) if such Common Stock is not at such time listed on a national securities exchange or quoted in the domestic over-the-counter market, the fair market value as determined by the Board of Directors of the Company in good faith after review of all relevant factors.

         "Holder" or "Warrant Holder" shall mean Thomson Kernaghan & Co., Ltd., and its successors and registered assigns of this Warrant.

         "Warrant" means this Warrant dated as of ________, 1999, issued to Holder and all warrants issued upon the transfer or division of or in substitution for this Warrant.

         SECTION 2. Exercise Price. The Exercise Price shall be $1.50 per share of Common Stock. The Exercise Price shall be paid in cash or other immediately available funds.

         SECTION 3. Exercise. On or prior to the Expiration Date, this Warrant may be exercised by the Holder, as to all or less than all of the shares of Common Stock covered hereby, by surrender of this Warrant at the Company's principal office (for all purposes of this Warrant, 5801 Goshen Springs Road, Norcross, Georgia, 30071, U.S.A. or such other address as the Company may advise the registered Holder hereof by notice given by certified or registered mail) with the form of election to subscribe attached hereto as Exhibit A duly executed and upon tender of payment to the Company of the Exercise Price for the shares so purchased. Upon the date of such receipt by the Company (herein called the "Exercise Date"), this Warrant shall be deemed to have been exercised and the person exercising the same shall become a holder of record of shares of Common Stock (or of the other securities or property to which he or it is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the Holder or its transferee within a reasonable time (not exceeding 10 days) after this Warrant shall have been exercised as set forth hereinabove. In the event that this Warrant is exercised in part, the Company will execute and deliver a new Warrant of like tenor exerciseable for the number of shares for which this Warrant may then be exercised. If this Warrant is not exercised on or prior to the Expiration Date, this Warrant shall become void and all rights of the Holder hereunder shall cease.

         SECTION 4. Taxes. The Company shall pay all expenses in connection with, and all transfer taxes and other governmental charges that may be imposed with respect to, the issue or delivery of the shares of Common Stock covered hereby unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or the charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

         SECTION 5. Warrant Register. The Company shall at all times while any portion of this Warrant remains outstanding and exerciseable keep and maintain at its principal office a register (the "Warrant Register") in which the registration, transfer and exchange of this Warrant shall be recorded. The Warrant Register shall contain the names and addresses of the Holder or Holders. Any

Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant. If at any time, the Company shall appoint an agent (the "Warrant Agent") to maintain such register, the Company shall promptly give notice by certified or registered mail to the registered Holder hereof of the name of such Warrant Agent and of the place or places at which this Warrant may be presented for transfer, exchange or exercise. The terms of the agreement between the Company and any Warrant Agent at any time in effect will be in conformity with the terms of this Warrant.

         SECTION 6. Transfer. The Company shall register the transfer of any Warrant upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the form of transfer authorization attached hereto as Exhibit B duly filled in and signed, to the Company at the office specified above. Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Warrant rights so transferred, shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Warrant rights not so transferred, if any, shall be issued to the then registered Holder thereof. The Holder understands that this Warrant has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and that the Warrant and the shares of Common Stock issuable upon exercise hereof may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of in the absence of an effective registration statement under the Securities Act, relating to such Warrant or shares; provided, however that this Warrant and the shares of Common Stock issuable upon exercise hereof may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of if the holder obtains a written opinion of counsel acceptable to the Company to the effect that the proposed sale, assignment, transfer, pledge or other encumbrance or disposition is exempt from registration under the Securities Act, and all other applicable securities laws. The Holder acknowledges and agrees that the shares of Common Stock issued upon the exercise of this Warrant will contain a legend to the above effect.

         SECTION 7. Exchange. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed, for new warrants of like tenor and date, in such denominations as the Holder shall designate at the time of surrender for exchange, provided that the total number of shares of Common Stock issuable upon the exercise of the Warrant shall not be changed as a result thereof.

         SECTION 8.  Covenants of the Company.

         (a) The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, free from preemptive rights, and free from all taxes, liens, encumbrances and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant.

         (b) As long as the Warrant remains outstanding, the Company shall maintain an office or agency (which may be the principal executive office of the Company) where the Warrant may be presented for exercise, registration of transfer, exchange, division or combination as provided in this Warrant.

         SECTION 9.  Adjustments for Stock Splits and Subdivisions.

         (a) In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common

Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price of this Warrant shall be appropriately decreased so that the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding shares.

         (b) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price for this Warrant shall be appropriately increased so that the number of shares of Common Stock issuable on exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

         SECTION 10. Holder's Rights. This Warrant shall not entitle the Holder to any rights of a stockholder of the Company, except that should the Company, during the period in which this Warrant is exerciseable, declare a dividend upon the Common Stock payable other than in cash out of earnings or surplus (computed in accordance with generally accepted accounting principles consistently applied) or other than in Common Stock or securities convertible into Common Stock, then, thereafter, the Warrant Holder, upon exercise of this Warrant, shall receive the number of shares of Common Stock purchasable upon such exercise and, in addition and without further payment, the cash, stock or other securities and/or other property which the Warrant Holder would have received by way of dividends (otherwise than in cash out of earnings or earned surplus or in Common Stock or securities convertible into Common Stock) and/or any other distributions in respect of the Common Stock as if, continuously since the date hereof, such Warrant Holder (a) had been the record holder of the number of shares of Common Stock then being purchased, and (b) had retained all such cash, stock and other securities (other than dividends in cash out of earnings or earned surplus or in Common Stock or securities convertible into Common Stock) and/or other property payable in respect of such Common Stock or in respect of any stock or securities paid as dividends and originating directly or indirectly from such Common Stock.

         SECTION 11. Notice of Adjustments. If there shall be any adjustment as provided in Section 9, the Company shall forthwith cause written notice thereof to be sent by facsimile, overnight or registered mail, postage prepaid, to the registered Holder of this Warrant at the address of such Holder shown on the books of the Company. At the request of Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

         SECTION 12. Cash in Lieu of Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of this Warrant if, by reason of any change made pursuant to Section 9 or 10 hereof, the Holder of this Warrant would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest for an amount in cash equal to the fair market value of such fractional interest, determined as of the Exercise Date.

         SECTION 13. Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor and representing the right to purchase the equivalent number of the remaining shares of Common Stock issuable upon exercise hereof, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, an indemnification also satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

         SECTION 14. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the current Exercise Price to be less than the par value per share of Common Stock.

         SECTION 15. No Impairment. The Company represents and warrants that there are no restrictions in the Company's Certificate of Incorporation or Bylaws which prevent it from satisfying its obligation to issue the shares of Common Stock issuable upon exercise of the Warrant. The Company shall not by any action including, without limitation, amending its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, to avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.

         SECTION 16. Applicable Law, Payments. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Delaware. All payments shall be in U.S. Dollars by immediately available funds.

         SECTION 17. Successors and Assigns This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder.

         SECTION 18. Headings. Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed under seal by its duly authorized officer this ___ day of ______, 1999.


                                    VSI ENTERPRISES, INC.



                                    By:  /s/ Julia B. North,
                                         President and Chief Executive Officer

EXHIBIT A

                              FORM OF SUBSCRIPTION


         The undersigned, registered holder or assignee of such registered holder of the within Warrant, hereby (1) subscribes for __________ shares of Common Stock (subject to adjustment as provided herein) which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes the full cash payment called for by the within Warrant, and (3) directs that the shares of Common Stock issuable upon exercise of said Warrant be issued as follows:


                                    Name:
                                         ---------------------------------------
                                    Address:
                                            ------------------------------------

Dated as of                                     .
            ------------------------------------

                                    --------------------------------------------
                                    (Name of Holder)

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

NOTICE: The name and signature on this subscription form must correspond with the name as written upon the face of the within Warrant, or upon the assignment form on the reverse thereof, in every particular, without alteration or enlargement.

                                    EXHIBIT B

                               FORM OF ASSIGNMENT


FOR VALUE RECEIVED _____________ hereby sells, assigns, and transfers unto _____________, the right to purchase shares of Common Stock of VSI Enterprises, Inc., a Delaware corporation (the "Company"), subject to adjustment as provided herein, evidenced by the within Warrant, and hereby irrevocably constitutes and appoints __________to transfer such right on the books of the Company, with full power of substitution.

Date:
      --------------,----------.


                                    Name:
                                         ---------------------------------------

                                    By:
                                       -----------------------------------------
                                    Title
                                         ---------------------------------------


Date:
     -----------------------------------


NOTICE: The name and signature on this assignment must correspond with the name as written upon the face of the within Warrant, or upon any assignment form duly executed pursuant to the terms of the within Warrant, in every particular, without alteration or enlargement.